Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma condensed financial information has been prepared by the  management of Atlantic Tele-Network, Inc. (the “Company” or “ATN”) and gives pro forma effect to the completion of (i) the sale by the Company of the assets and liabilities of the domestic retail wireless business operated under the Alltel name by the Company’s subsidiary, Allied Wireless Communications Corporation (the “Allied Business”) pursuant to the Purchase Agreement (the “Purchase Agreement”), dated January 21, 2013 with AT&T Mobility LLC, in exchange for consideration of $780 million in cash and an additional payment of approximately $24.1 million received at the time of the sale as a preliminary purchase price adjustment related to the estimated working capital of the Allied Business, and, (ii) the application of a portion of the proceeds from the sale to repay approximately $261.4 million outstanding under the Company’s Third Amended and Restated Credit Agreement, as amended, among the Company, as Borrower, certain of the Company’s subsidiaries, as Guarantors, CoBank, ACB, as Administrative Agent, Lead Arranger, Swingline Lender, an Issuing Lender and a Lender, and the other Lenders named therein (the “Debt Repayment”).  The Company will report the Allied Business as a discontinued operation beginning with the quarter ending September 30, 2013 and all prior comparative periods will be reclassified to reflect the Allied Business as a discontinued operation.

The following unaudited pro forma condensed financial information is provided for informational purposes only. The unaudited pro forma condensed financial information is not necessarily indicative of what the financial position or results of operations of the Company actually would have been if the sale of the Allied Business and the Debt Repayment had been completed as of and for the periods indicated. In addition, the unaudited pro forma condensed financial information does not purport to project the future financial position or operating results of the Company after consummation of the sale and the Debt Repayment.

The unaudited pro forma condensed financial information is based on financial statements prepared in accordance with GAAP.  In addition, the unaudited pro forma condensed financial information is based upon available information and a number of assumptions that the Company considers to be reasonable, and have been made solely for purposes of developing such unaudited pro forma condensed financial information for illustrative purposes in compliance with the disclosure requirements of S-X Article 11 of the Securities and Exchange Commission (“SEC”).

The unaudited pro forma condensed statements of operations give effect to the sale of the Allied Business and the Debt Repayment as if they had occurred on January 1, 2010. The unaudited pro forma condensed balance sheet gives effect to the sale of the Allied Business and the Debt Repayments as if they had been consummated on June 30, 2013. You should read this unaudited pro forma information in conjunction with the accompanying notes to the unaudited pro forma condensed financial information and the historical financial statements of the Company filed with the SEC.

Pro forma adjustments related to the unaudited pro forma condensed income statements give effect to certain events that are (i) directly attributable to the sale of the Allied Business or the Debt Repayment, (ii) factually supportable and (iii) expected to have a continuing impact on the Company’s results. Pro forma adjustments related to the unaudited pro forma condensed balance sheet give effect to events that are directly attributable to the sale of the Allied Business or the Debt Repayment, and that are factually supportable regardless of whether they have a continuing impact or are non-recurring.

ATLANTIC TELE-NETWORK, INC.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	As Reported	Less: Allied Business (a)	Pro Forma Adjustments		Pro Forma

Revenue:
U.S. wireless
Retail	$293,126	$(293,100)	$—		$26
Wholesale	159,807	(56,331)	—		103,476
International wireless	50,615	—	—		50,615
Wireline	84,488	—	—		84,488
Equipment and other	31,109	(27,799)	—		3,310
Total revenue	619,145	(377,230)	—		241,915

Operating Expenses:
Termination and access fees	160,554	(107,009)	—		53,545
Engineering and operations	71,032	(43,934)	—		27,098
Sales and marketing	94,661	(79,557)	—		15,104
Equipment expense	75,335	(70,339)	—		4,996
General and administrative	88,783	(41,292)	—		47,491
Transaction-related charges	13,760	(13,760)	—		—
Depreciation and amortization	76,736	(33,702)	—		43,034
Total operating expenses	580,861	(389,593)	—		191,268
Income from operations	38,284	12,363	—		50,647

Other Income (Expense):
Interest income (expense), net	(9,405)	41	9,659	(b)	295
Gain on bargain purchase, net of deferred taxes	27,024	(27,024)	—		—
Equity in earnings of unconsolidated affiliate	743	(743)	—		—
Other income, net	543	—	—		543
Total other income (expense), net	18,905	(27,726)	9,659		838

Income before income taxes	57,189	(15,363)	9,659		51,485
Income tax expense	19,607	4,548 (c)	3,767	(c)	27,922
Net income	37,582	(19,911)	5,892		23,563
Net income (loss) attributable to non-controlling interests, net of tax	872	195	—		1,067
Net income attributable to ATN stockholders	$38,454	$(19,716)	$5,892		$24,630

Net Income Per Share Attributable to ATN Stockholders:
Basic	$2.51				$1.61
Diluted	$2.48				$1.59

Weighted Average Common Shares Outstanding:
Basic	15,323				15,323
Diluted	15,483				15,483

ATLANTIC TELE-NETWORK, INC.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	As Reported	Less: Allied Business (a)		Pro Forma Adjustments		Pro Forma

Revenue:
U.S. wireless
Retail	$370,218	$(369,840)		$—		$378
Wholesale	201,993	(103,666)		—		98,327
International wireless	72,230	—		—		72,230
Wireline	84,957	—		—		84,957
Equipment and other	29,798	(22,884)		—		6,914
Total revenue	759,196	(496,390)		—		262,806

Operating Expenses:
Termination and access fees	204,604	(147,845)		—		56,759
Engineering and operations	85,236	(51,541)		—		33,695
Sales and marketing	135,944	(115,780)		—		20,164
Equipment expense	74,105	(63,448)		—		10,657
General and administrative	99,097	(53,034)		—		46,063
Transaction-related charges	772	—		—		772
Depreciation and amortization	104,159	(52,668)		—		51,491
Impairment of intangible assets	2,425	—		—		2,425
Gain on disposition of long-lived assets	(2,397)	—		—		(2,397)
Total operating expenses	703,945	(484,316)		—		219,629
Income from operations	55,251	(12,074)		—		43,177

Other Income (Expense):
Interest expense, net	(16,943)	70		14,953	(b)	(1,920)
Equity in earnings of unconsolidated affiliate	3,029	(3,029)		—		—
Other income, net	1,129	(1,321)		—		(192)
Total other income (expense), net	(12,785)	(4,280)		14,953		(2,112)

Income before income taxes	42,466	(16,354)		14,953		41,065
Income tax expense	20,569	(6,378	)(c)	5,832	(c)	20,023
Net income	21,897	(9,976)		9,121		21,042
Net income (loss) attributable to non-controlling interests, net of tax	(103)	(361)		—		(464)
Net income attributable to ATN stockholders	$21,794	$(10,337)		$9,121		$20,578

Net Income Per Share Attributable to ATN Stockholders:
Basic	$1.42					$1.34
Diluted	$1.41					$1.33

Weighted Average Common Shares Outstanding:
Basic	15,396					15,396
Diluted	15,495					15,495

ATLANTIC TELE-NETWORK, INC.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	As Reported	Less: Allied Business (a)		Pro Forma Adjustments		Pro Forma

Revenue:
U.S. wireless
Retail	$337,784	$(336,278)		$—		$1,506
Wholesale	201,938	(100,279)		—		101,659
International wireless	81,619	—		—		81,619
Wireline	84,828	—		—		84,828
Equipment and other	35,197	(27,826)		—		7,371
Total revenue	741,366	(464,383)		—		276,983

Operating Expenses:
Termination and access fees	155,797	(98,961)		—		56,836
Engineering and operations	88,756	(48,685)		—		40,071
Sales and marketing	121,381	(101,587)		—		19,794
Equipment expense	92,517	(80,860)		—		11,657
General and administrative	85,354	(35,775)		—		49,579
Transaction-related charges	868	(868)		—		—
Depreciation and amortization	105,487	(54,619)		—		50,868
Impairment of intangible assets	3,350	—		—		3,350
Gain on disposition of long-lived assets	(11,605)	—		—		(11,605)
Total operating expenses	641,905	(421,355)		—		220,550
Income from operations	99,461	(43,028)		—		56,433

Other Income (Expense):
Interest expense, net	(13,718)	20		12,725	(b)	(973)
Equity in earnings of unconsolidated affiliate	3,535	(3,535)		—		—
Other income, net	2,346	(561)		—		1,785
Total other income (expense), net	(7,837)	(4,076)		12,725		812

Income before income taxes	91,624	(47,104)		12,725		57,245
Income tax expense	38,457	(18,371	)(c)	4,963	(c)	25,049
Net income	53,167	(28,733)		7,762		32,196
Net income (loss) attributable to non-controlling interests , net of tax	(4,235)	1,091		—		(3,144)
Net income attributable to ATN stockholders	$48,932	$(27,642)		$7,762		$29,052

Net Income Per Share Attributable to ATN Stockholders:
Basic	$3.15					$1.87
Diluted	$3.13					$1.86

Weighted Average Common Shares Outstanding:
Basic	15,531					15,531
Diluted	15,619					15,619

ATLANTIC TELE-NETWORK, INC.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2012

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	As Reported	Less: Allied Business (a)		Pro Forma Adjustments		Pro Forma

Revenue:
U.S. wireless
Retail	$170,686	$(170,339)		$—		$347
Wholesale	98,937	(50,355)		—		48,582
International wireless	39,171	—		—		39,171
Wireline	42,804	—		—		42,804
Equipment and other	16,985	(13,318)		—		3,667
Total revenue	368,583	(234,012)		—		134,571

Operating Expenses:
Termination and access fees	79,536	(51,568)		—		27,968
Engineering and operations	44,434	(24,503)		—		19,931
Sales and marketing	63,031	(52,452)		—		10,579
Equipment expense	43,085	(37,065)		—		6,020
General and administrative	43,690	(18,852)		—		24,838
Transaction-related charges	5	—		—		5
Depreciation and amortization	53,606	(27,591)		—		26,015
Gain on disposition of long-lived assets	—	—		—		—
Total operating expenses	327,387	(212,031)		—		115,356
Income from operations	41,196	(21,981)		—		19,215

Other Income (Expense):
Interest expense, net	(7,782)	10		7,136	(b)	(636)
Equity in earnings of unconsolidated affiliate	2,331	(2,331)		—		—
Other income, net	(282)	(208)		—		(490)
Total other income (expense), net	(5,733)	(2,529)		7,136		(1,126)

Income before income taxes	35,463	(24,510)		7,136		18,089
Income tax expense	14,759	(9,559	)(c)	2,783	(c)	7,983
Net income	20,704	(14,951)		4,353		10,106
Net income (loss) attributable to non-controlling interests, net of tax	(853)	520		—		(333)
Net income attributable to ATN stockholders	$19,851	$(14,431)		$4,353		$9,773

Net Income Per Share Attributable to ATN Stockholders:
Basic	$1.28					$0.63
Diluted	$1.27					$0.63

Weighted Average Common Shares Outstanding:
Basic	15,495					15,495
Diluted	15,581					15,581

ATLANTIC TELE-NETWORK, INC.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2013

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	As Reported	Less: Allied Business (a)		Pro Forma Adjustments		Pro Forma

Revenue:
U.S. wireless
Retail	$162,015	$(160,731)		$—		$1,284
Wholesale	82,332	(35,815)		—		46,517
International wireless	43,267	—		—		43,267
Wireline	41,441	—		—		41,441
Equipment and other	18,885	(14,938)		—		3,947
Total revenue	347,940	(211,484)		—		136,456

Operating Expenses:
Termination and access fees	67,093	(40,437)		—		26,656
Engineering and operations	43,932	(25,092)		—		18,840
Sales and marketing	58,114	(48,838)		—		9,276
Equipment expense	48,941	(43,440)		—		5,501
General and administrative	40,683	(15,653)		—		25,030
Transaction-related charges	1,092	(1,092)		—		—
Depreciation and amortization	51,255	(26,905)		—		24,350
Gain on disposition of long-lived assets	(1,076)	—		—		(1,076)
Total operating expenses	310,034	(201,457)		—		108,577
Income from operations	37,906	(10,027)		—		27,879

Other Income (Expense):
Interest expense, net	(5,002)	16		4,849	(b)	(137)
Equity in earnings of unconsolidated affiliate	976	(976)		—		—
Other income, net	536	(508)		—		28
Total other income (expense), net	(3,490)	(1,468)		4,849		(109)

Income before income taxes	34,416	(11,495)		4,849		27,770
Income tax expense	13,077	(4,483	)(c)	1,891	(c)	10,485
Net income	21,339	(7,012)		2,958		17,285
Net income (loss) attributable to non-controlling interests, net of tax	(3,706)	716		—		(2,990)
Net income attributable to ATN stockholders	$17,633	$(6,296)		$2,958		$14,295

Net Income Per Share Attributable to ATN Stockholders:
Basic	$1.13					$0.91
Diluted	$1.12					$0.91

Weighted Average Common Shares Outstanding:
Basic	15,647					15,647
Diluted	15,756					15,756

ATLANTIC TELE-NETWORK, INC.

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

AS OF JUNE 30, 2013

(IN THOUSANDS)

	As Reported	Sale of Allied Business		Debt Repayment (h)	Pro Forma

ASSETS
Current Assets:
Cash and cash equivalents	$111,438	$726,124	(d)	$(261,417)	$576,145
Restricted cash	—	78,000	(d)	—	78,000
Accounts receivable, net of allowances	75,150	(30,748	)(e)	—	44,402
Materials and supplies	29,075	(19,375	)(e)	—	9,700
Deferred income taxes	8,533	(6,766	)(g)	—	1,767
Prepayments and other current assets	17,517	(6,977	)(e)	—	10,540
Total current assets	241,713	740,258		(261,417)	720,554

Property, plant and equipment, net	450,832	(196,000	)(e)	—	254,832
Telecommunications licenses	90,054	(50,553	)(e)	—	39,501
Goodwill	45,077	—		—	45,077
Trade name license, net	12,295	(11,878	)(e)	—	417
Customer relationships, net	29,252	(27,250	)(e)	—	2,002
Other assets	23,289	(3,559	)(e)	(1,395)	18,335
Total Assets	$892,512	$451,018		$(262,812)	$1,080,718

LIABILITIES AND EQUITY
Current Liabilities:
Current portion of long-term debt	$19,600	$—		$(17,500)	$2,100
Accounts payable and accrued liabilities	48,876	69	(f)	(417)	48,528
Dividends payable	3,943	—		—	3,943
Accrued taxes	4,839	248,070	(g)	(2,488)	250,421
Advance payments and deposits	20,297	(11,640	)(e)	—	8,657
Other current liabilities	38,256	(17,840	)(e)	—	20,416
Total current liabilities	135,811	218,659		(20,405)	334,065

Deferred income taxes	86,957	(55,680	)(g)	—	31,277
Other liabilities	15,727	(8,973	)(e)	—	6,754
Long-term debt, excluding current portion	243,632	—		(238,516)	5,116
Total liabilities	482,127	154,006		(258,921)	377,212

Commitments and contingencies

Atlantic Tele-Network, Inc.’s Stockholders’ Equity:
Preferred stock at par value	—	—		—	—
Common stock at par value	162	—		—	162
Treasury stock, at cost	(8,923)	—		—	(8,923)
Additional paid-in capital	129,255	—		—	129,255
Retained earnings	234,084	279,416	(g)	(3,891)	509,609
Accumulated other comprehensive loss	(5,032)	—		—	(5,032)
Total Atlantic Tele-Network, Inc. stockholders’ equity	349,546	279,416		(3,891)	625,071
Non-controlling interests	60,839	17,596	(g)	—	78,435
Total equity	410,385	297,012		(3,891)	703,506
Total liabilities and equity	$892,512	$451,018		$(262,812)	$1,080,718

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

(a)         The “Less: Allied Business” column reflects amounts included in the “As Reported” column that are the historical results of the Allied Business, which were included in the Company’s consolidated statements of operations.   The Allied Business was acquired by the Company on April 26, 2010 from Cellco Partnership d/b/a Verizon Wireless, and the Allied Business’s results were included in the Company’s consolidated statements of operations beginning on that date. The acquisition resulted in a bargain purchase gain during the year ended December 31, 2010. This gain was the result of a bargain purchase generated by the forced divestiture of the assets that was required to be completed by Verizon within a required timeframe to a limited class of potential buyers.

(b)         Reflects the adjustment to interest expense as a result of the principal portion of the Debt Repayment of $261 million.  The adjustment was calculated as a pro rata reduction to interest expense recorded in each period based on the relative portion of the Debt Repayment of $261 million to the average balance outstanding for the period under the Company’s credit facility.  In periods where the Company’s average balance outstanding under its credit facility was less than $261 million, the adjustment reflects the elimination of all interest expense recorded related to the Company’s credit facility for that period.

(c)          Reflects the tax effect of the historical results of the Allied Business and the pro forma adjustment to interest expense associated with the Debt Repayment at a statutory tax rate comprising 35% for federal and 4% for blended state tax rates.  For the year ended December 31, 2010, it should be noted that the “Gain on bargain purchase, net of deferred taxes” is reported net of tax, and was excluded from the calculation of the tax effect of the historical results of the Allied Business for that year.

(d)         Reflects the receipt of proceeds in the amount of $780 million from the sale of the Allied Business and an additional payment of approximately $24.1 million received at the time of the sale as a preliminary purchase price adjustment related to the estimated working capital of the Allied Business.  The estimated working capital payment is subject to adjustment based on the determination of the final closing working capital amount pursuant to the Purchase Agreement.  Of the proceeds, $78 million are to be held in an escrow account to be available to fund indemnification claims and have been classified as “Restricted cash” in the accompanying pro forma condensed balance sheet.

(e)          Reflects the elimination of assets, liabilities and non-controlling interests related to the disposed Allied Business which are included in the “As Reported” column.

(f)           Adjustment represents accrual of $10,065 thousand for estimated legal and other advisory fees, as well as employee-related expenses to be incurred directly as a result of the sale of the Allied Business.  These represent amounts in excess of amounts already included in the Company’s consolidated balance sheet as of June 30, 2013 of $(9,996) thousand for a total of $69 thousand

(g)          Represents the recording of the pro forma gain on the sale of the Allied Business, including current and deferred income tax effect of gain and portion of gain attributable to non-controlling interests of the Allied Business.   The pro forma gain has not been included as a pro forma adjustment to the unaudited pro forma condensed statements of operations due to its non-recurring nature but has been recorded in the unaudited pro forma condensed balance sheet as of June 30, 2013.  The calculation of the pro forma gain is summarized as follows (in thousands):

Cash proceeds (including restricted cash)	$804,124
Changes in assets, liabilities and non-controlling interests, net	(293,467)
Pro forma gain on sale of Allied Busines , pre-tax and non-controlling interest	510,657
Current and deferred tax effect at 39%	(199,156)
Pro forma gain on sale of Allied Business, net of tax	311,501
Non-controlling interest portion of gain, net of tax	(32,085)
Pro forma gain on sale of Allied Business, net of tax and non-controlling interests	$279,416

The tax effect of the pro forma gain consists of current tax expense of $(248,070) thousand and deferred tax benefit of $48,914 thousand.

The non-controlling interest represents an amount of $(14,489) thousand related to the Allied business in the “As Reported” column and a portion of the gain on sale. The non-controlling interest portion of gain was calculated based on the percentage of the Allied Business owned by non-controlling interests (10.3%). The actual distribution to non-controlling interests may differ from this amount based on working capital and tax adjustments

(h)         Adjustments reflect the use of $261,417 thousand of proceeds from the sale of the Alltel Business as repayment of all principal and accrued interest amounts then outstanding under the Company’s credit facility.   The Debt Repayment occurred in conjunction with the closing of the sale of the Allied Business.  This adjustment also includes the write-off of approximately $4,984 thousand in unamortized debt discount (included in Long-term debt in the “As Reported” column) and approximately $1,395 thousand in unamortized deferred financing costs (included in Other Assets in the “As Reported” column)  related to the Company’s credit facility.  The write-off of the debt discount and deferred financing costs was recorded net of taxes at a statutory rate of 39%, resulting in an approximate $2,488 thousand decrease to Accrued taxes.